Exhibit 10.4

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE

SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT TO LICENSE AGREEMENT

BETWEEN

PREDICTION SCIENCES, LLC.

AND

CLARIENT, INC.

This Amendment to License Agreement (the “Amendment”) is entered as of October 1, 2009 (the “Amendment Date”).

R E C I T A L S

A.                                   Prediction Sciences, LLC (“Prediction Sciences”) and Clarient, Inc. (“Clarient”) are parties to a License Agreement, dated January 8, 2008, relating to the Insight®Dx (formerly known as, GeneRx™) Breast Cancer Profile technology of Prediction Sciences (the “License Agreement”).

B.                                     The parties desire to amend the License Agreement to modify the content of certain provisions and Exhibits thereto, and add other provisions.

A G R E E M E N T

NOW, THEREFORE, the parties hereto agree as follows:

1.                                       a.  Payment for CBCTR Study Expenses.  The parties acknowledge that Clarient has paid Prediction Sciences fifty thousand dollars ($50,000) in May, 2009, as reimbursement for a portion of Prediction Sciences’ expenses in connection with the study of the Insight®Dx Breast Cancer Profile technology on clinical specimens from the CBCTR.  Clarient shall have no obligation to reimburse Prediction Sciences’ expenses in excess of that amount.  Prediction Sciences retains ownership of all specimens and clinical data from the CBCTR.

b.  Payment for New CBCTR TMAs.   Within 15 business days of Prediction Sciences submitting an invoice, together with a confirmation of purchase, Clarient shall pay Prediction Sciences an amount not to exceed one hundred thirty thousand dollars ($130,000) for the immediate purchase of CBCTR breast cancer TMA datasets in order to perform additional studies to aid in the marketing of the InsightDx Breast Cancer Profile.  Clarient shall have no obligation to pay the NCI or Prediction Sciences for such datasets in excess of that amount.  Prediction Sciences retains ownership of all specimens and clinical data from the CBCTR and Clarient shall have a right to use such clinical data for all purposes permitted under the License Agreement.

2.                                       Section 3.1.  The reference in Section 3.1 to “up to 350,000 shares of Clarient’s common stock” shall be changed to “up to 400,000 shares of Clarient’s common stock.”

3.                                       EXHIBIT B.  Exhibit B is amended to remove [***] from the list of IHC markers and the list of “Non-Standard Markers until further notice to be agreed upon by Clarient and Prediction Sciences.”

4.                                       EXHIBIT C.  Milestone # 5 in Exhibit C shall be amended to read in its entirety as follows:

“Milestone #5 — [***] shares

Milestone #5 is subdivided into five tranches, as follows:

A.                                   Milestone #5A.  Within [***] of [***], Clarient shall issue to Prediction Sciences [***] ([***]) shares of Clarient’s common stock.

B.                                     Milestone #5B.  Within [***] of [***], Clarient shall issue to Prediction Sciences [***] ([***]) shares of Clarient’s common stock.

i. [***].

C.                                     Milestone #5C.  Within [***] of [***], Clarient shall issue to Prediction Sciences [***] ([***]) shares of Clarient’s common stock.

i. [***].

ii. [***].

D.                                    Milestone #5D.  Within [***] of [***], Clarient shall issue to Prediction Sciences [***] ([***]) shares of Clarient’s common stock.

i. [***].

ii. [***].

E.                                      Milestone #5E.  Within [***] of [***], Clarient shall issue to Prediction Sciences [***] ([***]) shares of Clarient’s common stock.”

i. [***].

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

5.                                       EXHIBIT C.  Exhibit C is amended as follows:

All references to “registered” in the descriptions of Clarient’s common stock shall be deleted.

The following is added to Exhibit C:

“Registration Rights

In the event that at any time after the Amendment Date, Clarient files a registration statement under the Securities Act of 1933, as amended, Clarient shall use  commercially reasonable efforts to include such shares so that Prediction Sciences may freely sell them under such registration statement.  Clarient agrees to include the shares in the S-3 Registration Statement currently intended to be effective in December, 2009.

However, Clarient shall not be obligated to include shares:

1.         in a registration statement relating solely to employee equity based benefit plans, the distribution of securities of Clarient in a merger or acquisition, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of such Prediction Sciences’ shares;

2.         in a registration statement for a firmly underwritten offering, unless (a) the underwriters consent to the inclusion of such shares, and (b) Prediction Science enters into customary agreements with such underwriters; or

3.         which may be sold by Prediction Sciences, without volume restriction, under Rule 144, or another exemption from registration.”

6.                                       EXHIBIT D, Item C.  Exhibit D, Item C entitled “Adjustment to Basic Royalty Based on Multi-Variant CPT Code, shall be amended to read in its entirety as follows:

“Medicare and Similar Government Reimbursements”

Medicare, Medicaid, VA and similar government reimbursed fees for tests including the Prediction Sciences Algorithm shall be treated as follows:

All royalties for the tests for the markers, where royalties are earned under Exhibit D. Item B, will be based on Net Sales at [***]. [***].  The base amount for the Basic Royalty calculation for all [***] markers is thus $[***] (the “Medicare Expect Amount”), if all IHC markers have computed-assisted scoring).  In no event will Clarient be required to pay royalties on more than the Net Sales actually collected.  Clarient shall monitor such Medicare Fee Schedule.

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

All Net Sales greater than the Medicare Expect Amount for the Basic Royalty calculation, i.e. from additional reimbursement code(s) for the use of the Prediction Sciences Algorithm, will be distributed [***]% to Prediction Sciences and [***]% to Clarient.

All Other Payments

Fees for tests from other than Medicare, Medicaid, VA and similar governmental third party payors, including the Prediction Sciences Algorithm shall be treated as follows:

All royalties for the tests for the markers, where royalties are earned under Exhibit D, Item B, will be based on Net Sales at [***] (the “Third Party Payor Expect Amount”).   [By way of example, the Third Party Payor Expect Amount as of the Amendment Date is $[***]].

All Net Sales greater than the Third Party Payor Expect Amount for the Basic Royalty calculation, i.e. from additional reimbursement code(s) for the use of the Prediction Sciences Algorithm, will be distributed [***]% to Prediction Sciences and [***]% to Clarient.

If a private payor agreement or payment needs to be made at a discount from the “retail price” to gain the business, as a result of specific negotiations with a customer and not as a result of reaction to market conditions, which results in a Net Sales amount less than the “retail price” of the test, both the Third Party Payor Expect Amount and the incremental amount above the Third Party Payor Expect Amount for the use of the Prediction Sciences Algorithm will be discounted by the same proportion. The “retail price” for the full panel of seven markers plus the algorithm for such allocation shall be deemed to be not less than $[***].

In no event will Clarient be required to pay royalties on more than the Net Sales actually collected.  Clarient will keep Prediction Sciences informed of any decreases in the “retail price” due to reaction of market conditions.

Clarient shall monitor the Medicare reimbursement amounts for stacked codes and include such determinations in its quarterly royalty reports under Section 3.2.

7.                                       Clarient and Prediction Sciences hereby acknowledge that all parties have complied with all terms and provisions of the Agreement to be performed prior to the date of this Amendment.  In all other respects, the Agreement is hereby ratified and confirmed and shall continue in full force and effect in accordance with its terms.

8.                                       All capitalized terms not defined herein shall have the meaning set forth in the License Agreement.

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

IN WITNESS WHEREOF, the parties hereto, through their authorized officers, have executed this Amendment of the date first written above.

CLARIENT, INC.		PREDICTION SCIENCES, LLC

By:	/s/David J. Daly	By:	/s/ Cornelius Diamond

Name:	David J. Daly	Name:	Cornelius Diamond

Title:	SVP of Commercial Ops.	Title:	Chief Executive Officer
		Date:	October 5, 2009
Date:	October 5, 2009